                                                                   EXHIBIT 10.14

                      ABSOLUTE, UNCONDITIONAL, IRREVOCABLE
                                AND {PRIVATE}
                     LIMITED CONTINUING GUARANTY OF PAYMENT

         THIS ABSOLUTE, UNCONDITIONAL, IRREVOCABLIE AND LIMITED CONTINUING GUARANTY OF PAYMENT ("Guaranty') is made on this _____ day of __________, 19_____.

                                  WITNESSETH:

         WHEREAS, Complete Wellness Centers, Inc., a corporation organized under the laws of the State of Delaware (the "Company") has or will make a loan in the amount of Forty Thousand dollars ($40,000.00) to ______________________ (the "Debtor"), whose principal address is _______________________ (the "Loan"); and

         WHEREAS, the undersigned (hereinafter referred to individually and collectively as the "Guarantor" has represented and warranted to the Company that it will be benefited if such Loan is extended to the Debtor and/or in the transactions being funded with such Loan; and

         WHEREAS, the company has declined to make such Loan to the Debtor unless each Guarantor executes and delivers to the Company this Guaranty;

         NOW, THEREFORE, in order to induce the company to make such Loan to the Debtor and in consideration of other good and valuable consideration the receipt of which each Guarantor hereby acknowledges, each Guarantor agrees as follows.

         1. Guaranteed Obligations. The Guarantor guarantees the payment to the Company of the Loan which may now or hereafter be due to the Company from the Debtor.

         2. Guaranty Absolute, Unconditionally, Irrevocable and Continuing. The Guarantor as direct obligor and not merely as surety, hereby absolutely and unconditionally irrevocably guarantees to the Company, independently of the Debtor the full and complete payment when due (by acceleration or at stated maturity) of the Loan. The obligation of each Guarantor hereunder in respect of the Loan is absolute and unconditional irrespective of the genuiness provision of law which might otherwise constitute a defense or discharge of a Guarantor or hinder prompt enforcement of this Guaranty. This Guaranty shall be a continuing guaranty and shall cover and secure any amount at any time owing in respect of the Loan. Each Guarantor hereby irrevocably waives any right to require that the Company proceed against the Debtor or any other person, or proceed against or exhaust any collateral or security which the Company may now or hereafter hold as security for provision of law which might otherwise constitute a defense or discharge of a Guarantor or hinder prompt enforcement of this Guaranty. This Guaranty shall be a continuing guaranty and shall cover and secure any amount at any time owing in respect of the Loan.
Each Guarantor hereby irrevocably waives any right to require that the Companyproceed against the Debtor or any other person, or proceed against or exhaust any collateral or security which the Company may now or hereafter hold as security for the Loan prior to collecting from such Guarantor hereunder.
The Guaranty of each Guarantor hereunder shall continue to be effective, or shall be reinstated, as the case may be, if at any time any payment to the Company in respect of the Loan shall be rescinded or must otherwise be returned for any reason whatsoever, including without limitation upon the insolvency, bankruptcy or reorganization of the person or entity making such payment, all as though such payment had not been made. The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the Guarantor under this Guaranty, except as specifically set forth in this Guaranty.

         3. Payment. If the Debtor shall default in any payment when due under the Loan (by acceleration, upon maturity or otherwise), each Guarantor shall pay to the Company immediately upon demand the full amount of such payment in lawful currency of the United States of America and in immediately available funds. All such payments shall be made without setoff, deduction or withholding for any reason whatsoever, and shall be final and free from any claim or counterclaim of any other Guarantor or the Debtor. Demand upon each Guarantor shall be made by the Company by notice to such Guarantor as provided herein, setting forth the amount due and demanding payment. All sums payable by each Guarantor hereunder shall be paid to the Company at 725 Independence Avenue, Washington, DC 20003 (or at such other location as shall be designated by the Company in its notice to Guarantor) on the first working day in Washington, DC ("Business Day"), following the date notice is transmitted by telecopy of by telex with confirmed answer back or is delivered personally to such Guarantor, or three (3) days after notice is mailed to such Guarantor demanding payment.

         4. Waiver. Each Guarantor hereby irrevocably waives notice of the extension and/or modification of the documents evidencing the Loan guaranteed by this Guaranty, or of the acceptance of this Guaranty, as well as protest, presentment, diligence, demand for payment (except as specified in Section 3 above), notice of default, nonpayment or dishonor of any Loan payment, and any other notice whatsoever except as expressly provided in this Guaranty.

         5. Hold Harmless. Each Guarantor agrees to indemnity and hold the Company harmless upon demand for all expenses, losses, consequences or damages of the Company arising from or relating to any claim, demand,. action or proceeding by whomsoever brought in connection with or relating to this Guaranty or the Loan, including without limitation the payment of any court costs, the reasonable fees and expenses of legal counsel, whether in-house or outside counsel, and any other costs of collection incurred by the Company. In addition, each Guarantor agrees to payany documentary stamp taxes, intangible taxes of other taxes (except for federal or Maryland franchise or income taxes based on the Company's net income) which may now or hereafter apply to the Loan or any security therefore, and each Guarantor agrees to indemnify and hold the Company harmless upon demand from and against any liability, costs, attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. Each Guarantor further agrees to pay the Company on demand., and to indemnify and hold the Company harmless against, any and all other present or future taxes, levies, imposts, deductions, charges and withholdings imposed in connection with the Loan by the laws or governmental authorities of any jurisdiction other than the State of Maryland or the United States of America, and all payments to the Company under this Guaranty shall be made free and clear thereof and without deduction therefore. All amounts payable to the Company hereunder shall bear interest from the date they are expended by the Company until payment in full at the highest lawful rate then permitted by applicable law in the State of Maryland, or if no such rate then exists, at the highest lawful rate permitted under such other applicable law of Company's choice in effect on the date thereof.

         6. Notices. Any notice of demand required or permitted to be given hereunder to any Guarantor shall be in writing and shall be: (a) personally delivered; (b) transmitted by postage prepaid, first class mail, (first class airmail if international); or (e) transmitted by telecopy or by telex with confirmed answer back to the address for such Guarantor registered from time to time on the Company's books. Such notice shall be deemed effective at the time of transmission; provided, however, that notice sent by mail shall be effective on the third day after mailing.

         7. Statement of Account. Any statement of account maintained by the Company in the ordinary course of business and that is binding on the Debtor shall also be binding upon the Guarantor. Said statement of account shall be admissible, as evidence against the Guarantor to the same extent that it would be admissible against the Debtor but shall not be subject to any defenses that Debtor might assert against the Company.

         8. Acceleration. In the event that there has been a default under the terms of the Loan by the Debtor, the Company may, in its sole discretion, accelerate the unpaid balance of the Loan at any time and declare said amount to be immediately due and owing.

         9. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be effective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such other provision in any other jurisdiction. In the event that any law invalidating sucha provision may be waived, it is hereby waived by each Guarantor to the fullest extent permitted by law in order that this Guaranty shall be deemed to be valid and binding agreement enforceable against such Guarantor in accordance with its terms.

         10. Governing Law; Jurisdiction. The provisions of this Guaranty, and all rights and obligations hereunder, shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof, which is the place of negotiation, delivery and performance hereof. For any action or proceeding relating to or arising from this Guaranty, the Company and each Guarantor hereby, to the fullest extent permitted by law: (a) submits to the jurisdiction of the state and federal courts in the State of Maryland; (b) waives any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (c) agrees that the venue of any such action or proceeding may be laid in Montgomery County (in addition to any place in which any collateral for the Loan which is the subject of such action or proceeding is then located, or where payment of such Loan should have been made by the Debtor) and waives any claim that the same is in inconvenient forum; and (e) stipulates that service of process in any such action or proceeding shall be properly made if mailed by any form of registered or certified mail (airmail if international), postage prepaid, to the address then registered in the Company's books for such Guarantor, and that any process so served shall be effective ten days after mailing; provided, however, that the foregoing shall not limit the Company's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other court of competent jurisdiction.


                               JURY TRIAL WAIVER.

EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT
(S)HE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ABSOLUTE, UINCONDITIONAL AND CONTINUING GUARANTUY OF PAYMENT, OR OUT OF OR IN CONNECTION WITH ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT COURSE OF DEALINGM STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR OMISSIONS OF ANY PARTY. GUARANTOR FURTHER ACKNOWLEDGES THAT THIS JURY TRIAL WAIVER PROVISION HAS BEEN EXPLAINED TO IT/HIM/HER COUNSEL AND THAT IT/HE/SHE UNDERSTANDS AND AGREES TO SAME.

                 IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty of the day and year first above written.

                                        --------------------
                                        (Signature)

                                        --------------------
                                        Print Name

                                        --------------------
                                        Social Security No.

                                        --------------------
                                        Street Address

                                        --------------------

                                        City, State, Zip

                                        -------------------
                                        Telephone No.



                                        STATE OF
                                                 ----------
                                        COUNTY OF

         The foregoing instrument was sworn to, subscribed and acknowledged before me this __________ day of __________, 19_____, by _____________________,
individually.

------------------------------
Notary Public, State of
My commission Expires: